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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 30, 2004
                        (Date of earliest event reported)

                             NATIONAL-OILWELL, INC.
             (Exact name of registrant as specified in its charter)


                                FILE NO. 1-12317
                            (Commission File Number)

              DELAWARE                                 76-0475815
      (State of incorporation)                      (I.R.S. Employer
                                                  Identification Number)

        10000 RICHMOND AVENUE                          77042-4200
           HOUSTON, TEXAS                              (Zip Code)
        (Address of principal
         executive offices)

           Registrant's telephone, including area code: (713) 346-7500


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              Ex-99.1  Press Release dated July 30, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 30, 2004 National-Oilwell, Inc. issued a press release containing earnings information for the three months ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  NATIONAL-OILWELL, INC.


Date:  July 30, 2004                              /s/ Steven W. Krablin
                                                 -------------------------------
                                                 Steven W. Krablin
                                                 Senior Vice President and Chief
                                                 Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION

99.1                            Press Release dated July 30, 2004.